SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 29, 2004

                                CERUS CORPORATION
             (Exact name of registrant as specified in its charter)

        Delaware              0-21937                    68-0262011
(State of jurisdiction) (Commission File No.) (IRS Employer Identification No.)

                               2411 Stanwell Drive
                            Concord, California 94520
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (925) 288-6000

Item 5. Other Events.

On January 29, 2004, Cerus Corporation (the "Company") announced its financial results for its fourth quarter and year ended December 31, 2003. A copy of the Company's press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

     Exhibit
     Number        Description of Exhibit
     ------        -------------------------------------------------------------
     99.1          Press Release, dated January 29, 2004, entitled "Cerus
                   Corporation Announces Fourth Quarter and Year-End Results."

Item 12. Results of Operations and Financial Condition.



On January 29, 2004, the Company announced its financial results for its fourth quarter and year ended December 31, 2003 and conducted a publicly-available conference call discussing those results. A copy of the Company's press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CERUS CORPORATION


Dated:    January 29, 2004                    By: /s/ Gregory W. Schafer
                                                  ------------------------------
                                                  Gregory W. Schafer
                                                  Vice President, Finance and
                                                  Chief Financial Officer

                                Index to Exhibits

Exhibit Number      Description of Exhibit
--------------      ------------------------------------------------------------
99.1                Press Release, dated January 29, 2004, entitled "Cerus
                    Corporation Announces Fourth Quarter and Year-End Results."